EXHIBIT 10.14


                     TIME AND MATERIALS CONSULTING AGREEMENT

THIS  AGREEMENT,  MADE  THIS  DAY, February 26, 2002, BY AND BETWEEN THE
PROJECT GROUP, INC.("TPG"), A TEXAS CORPORATION, HAVING A PLACE OF BUSINESS AT 2410 HOPEWELL CT. , RICHMOND, TEXAS, 77469, AND
WASTE MANAGEMENT INC  ("CLIENT  "),  A CORPORATION,  HAVING  A PLACE OF
BUSINESS  AT 1001 FARIM, HOUSTON, TEXAS 77002.

WHEREAS, CLIENT WISHES TO RETAIN TPG TO PROVIDE CERTAIN PROFESSIONAL SERVICES AND TPG DESIRES TO PROVIDE THE SAME TO CLIENT, ON THE TERMS AND CONDITIONS SET FORTH HEREIN;

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS SET FORTH HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. SERVICES: Client hereby retains TPG to provide the services more fully described in the Statement of Work ("SOW") attached hereto and incorporated herein (the "Services"). Client and TPG will agree in writing to a separate SOW for each work order or request for Services made to TPG.

2. PAYMENT: As compensation for the Services, Client agrees to pay TPG at the rates set forth in the Pricing Schedule (the "Fees") attached hereto and incorporated herein (hereinafter, the "Schedule A"), which may be revised from time to time upon mutual written agreement. Invoices shall be sent weekly while Services are being rendered and a final invoice shall be sent upon completion of Services or the termination hereof, whichever is first. All invoices shall be paid within fifteen (15) days after the date of the invoice.

3. TERM: The Term shall commence on the date set forth above and terminate pursuant to Section 10 unless earlier terminated pursuant to terms set forth in the applicable SOW.

4. OWNERSHIP OF INFORMATION: All information including but not limited to, data, technical and/or business information, specifications, drawings, records, computer programs, and documentation, originated or prepared by TPG in the course of rendering Services hereunder shall be promptly surrendered to Client. In consideration of full payment made by Client to TPG of the amounts specified in the applicable Schedule A pertaining to the Services that gave rise to such information, TPG shall assign to Client all right, title, and interest to, in and under any copyright or other proprietary right to any such information, and TPG shall execute any documents reasonably necessary to create, record or evidence such transfer of ownership. With respect to works previously copyrighted by TPG and utilized by TPG in connection with the services
(INCLUDING, WITHOUT LIMITATION, ITS METHODOLOGIES, INFORMATION CONTAINED IN TPG's DATABASE, AND ANY CODE DEVELOPED INDEPENDENTLY OF THE SERVICES), TPG shall, at all times, retain any and all rights to and in any such works.


5. LIMITED WARRANTY; DISCLAIMER: TPG warrants that the Services shall be performed in accordance with the terms and conditions set forth in the applicable SOW and shall be rendered by qualified personnel. TPG DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

6. NON-SOLICITATION OF EMPLOYEES AND CONTRACTORS: During the term hereof and/or a period of twelve (12) months thereafter, neither party shall solicit for employment nor employ, either directly or indirectly (whether as an employee, independent contractor, consultant or otherwise), any employee of the other.




7. PERFORMANCE OF WORK; If in Client's reasonable opinion, the TPG employee or contractor is not adequately performing the Services, Client shall notify TPG in writing of such failure. Upon receipt of such written notice, TPG shall, at Client's option, either terminate the contractor immediately and use its best efforts to replace the contractor with an individual acceptable to Client, or cause the subject employee or contractor's performance to improve.

8. CONFIDENTIAL INFORMATION: Neither party shall disclose to any third party any Confidential Information acquired during the performance of this Agreement. "Confidential Information" shall mean all information identified in writing as confidential by either party to the other prior to disclosure thereof and any other information that either party would reasonably expect is confidential or proprietary (including without limitation, information contained in TPG's Database). Confidential Information shall not include any information that (i) is in or that enters into the public domain through fault of neither party; (ii) is rightfully disclosed to a party by any third party and (iii) that was previously known to such party.

9. LIMITATION OF LIABILITY AND INDEMNIFICATION: .TPG's cumulative liability, if any, hereunder for damages (including without limitation, loss of profits, business interruption, loss of data and the like) regardless of form of action, shall not exceed the Fees paid for the Services performed under the applicable SOW as of the date such claim arose. TPG shall not be liable and Client agrees to indemnify TPG for any claim or demand against Client or TPG by any third party involving the Services except to the extent caused solely by the negligent or willful acts or omissions of TPG. Client acknowledges and agrees that the provision of Services in an intranet or internet environment bears a high risk of breaches in security, temporary loss of services, loss of data and/or business interruption. Where Services are provided in an internet or intranet environment, Client specifically assumes all such risks and agrees to indemnify and hold TPG harmless from any such breach, lose or interruption. In no event shall TPG provide, nor be responsible for any liability associated with, any Year 2000 compatibility or compliance checking, testing, or certification, nor any lack thereof.

IN NO EVENT SHALL TPG, ITS DIRECTORS, AFFILIATES, THEIR RESPECTIVE OFFICERS, EMPLOYEES AND/OR CONSULTANTS BE LIABLE TO CLIENT FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, ANY
CLAIMS FOR LOST PROFITS OR LOST SAVINGS, EVEN IF TPG HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

10. TERMINATION: This Agreement or any applicable SOW may be terminated by either party on thirty (30) days written notice to the other. In the event of termination by either party for any reason, other than for failure of TPG to substantially conform to the specifications in the applicable SOW, TPG shall be entitled to full payment for Services rendered prior to the effective date of termination and for expenses properly reimbursable hereunder, subject to any limitations set forth in either the Schedule A of the SOW.

11. NOTICES: All notices made under this Agreement shall be deemed given upon delivery, if delivered by hand, or five (5) days if deposited, postage prepaid, in a receptacle of the US Postal Service dedicated for such purpose, to the parties at the addresses set forth above, or to such addresses as either party may designate from time to time in writing. A copy of all notices sent to TPG shall be sent to: The Project Group, Inc., 2410 Hopewell Ct., Richmond, Texas 77469.

12. CONTINGENCY: Neither party shall be responsible for delays or failure in performance resulting from acts beyond the control of such party. Such acts include, but are not limited to, Acts of God, strikes, lock-outs, riots, acts of war, epidemics, governmental regulations imposed upon the parties after the date hereof, telecommunication line failures, power surges or similar failures, earthquakes, or other disasters.

13. CHOICE OF LAW AND SURVIVAL: This Agreement shall be governed and construed in accordance with the laws of the State of Texas applicable to contracts to be entirely performed in such State. Sections 2, 4, 5, 6, 8, 9, 10, 11, 12, 13, 14, and 15 shall survive the termination or expiration hereof, to the extent set forth therein.

14. SEVERABILITY AND WAIVER: If any term or provision hereof is held by a court of competent jurisdiction to be invalid, void, unenforceable, or against its regulatory policy, the Agreement, as amended to delete the subject language, shall remain in full force and effect in accordance with its terms. No inaction on the part of either party regarding any right hereunder shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof.

15. ENTIRE AGREEMENT AND ASSIGNMENT: This is the entire agreement between the parties hereto considering the subject matter hereof and shall not be modified or amended except in writing signed by the parties hereto. Neither party shall assign its rights under this Agreement, whether in whole or in part, without the prior written consent of the other. Nothing set forth herein shall prevent TPG, in its sole discretion from assigning any of its rights or obligations hereunder to any of its business units, subsidiaries or affiliates.

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES, AS OF THE DATE FIRST WRITTEN ABOVE, BY EXECUTING THIS AGREEMENT THE UNDERSIGNED HEREBY AGREES TO BE BOUND BY THIS AGREEMENT.


THE  PROJECT  GROUP,  INC.      Waste Management, Inc.
/S/ Claus Nielson               Griffin Macy
Senior Project Manager          Vice President
2/26/02                         2/26/02